Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser

Wallace R. Weitz & Company

Distributor

Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/27/2001

WEITZ SERIES FUND, INC.

Value Fund

QUARTERLY

REPORT
June 30, 2001

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ Symbol: WVALX

Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended June 30, 2001 calculated in accordance with SEC standardized formulas.

	Value of	Value of	Value of
	Initial	Cumulative	Cumulative	Total	Annual
	$25,000	Capital Gain	Reinvested	Value of	Rate of
Period Ended	Investment	Distributions	Dividends	Shares	Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5 †
Dec. 31, 1987	24,253	264	1,205	25,722	-0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
June 30, 2001	90,725	119,167	33,968	243,860	5.3 ††

The fund’s average annual total return for the one, five and ten year periods ending June 30, 2001, was 27.9%, 24.0% and 19.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $79,853, and the total amount of income distributions reinvested was $16,713. This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

†	Return is for the period 5/9/86 through 12/31/86
††	Return is for the period 1/01/01 through 6/30/01

WEITZ SERIES FUND, INC. — VALUE FUND
June 30, 2001 – Quarterly Report

July 8, 2001

Dear Fellow Shareholder:

        The second quarter of 2001 was a good one for our fund. Our total return, after fees and expenses, was +6.8%. This compares to +5.8% for the S&P 500 (large companies), +14.4% for the Russell 2000 (small companies), and +17.5% for the Nasdaq Composite (a proxy for technology stocks).

        This brings our return for the first six months of 2001 to +5.3% vs. declines of -6.7% for the S&P 500 and -12.4% for the Nasdaq, and a gain of +7.0% for the Russell 2000. The table below shows average annual total returns for the past one, three, five and ten year periods. (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the ten year Nasdaq number for which investment of dividend information was not available.)

	1 Year	3 Years	5 Years	10 Years

Weitz Value Fund	27.9%	16.7%	24.0%	19.9%
S&P 500 Index	-14.8	3.9	14.5	15.1
Russell 2000 Index	0.7	5.3	9.6	13.5
Nasdaq	-45.4	4.8	13.1	16.3
Average Growth and Income Fund*	-1.8	4.6	12.3	13.6

* Source: Lipper Analytical Services

Market Commentary and Portfolio Review

        My message to shareholders as of early July is practically the same as it was the end of the first quarter. In fact, in the spirit of summer reruns on TV, I was tempted to use the line that one of the networks uses, “If you didn’t see [read] it the first time, it’s new to you,” and to repeat the letter. I won’t do that, but this letter may sound familiar.

        The rolling bear market, or “correction” if you prefer, continues. Many of the premier growth companies of the “old economy” continue to languish. Some of the reasons are temporary (weak economy, strong dollar) and some are probably permanent (slower long-term growth rate because of size and competition). “New Economy” technology and telecommunications stocks have collapsed. Some had ill conceived and poorly executed business plans, but many are building infrastructure for the Internet and other forms of data communication that will eventually be very valuable. The problem is that entrepreneurs were given almost unlimited funding by enthusiastic investment bankers and speculators, and now fears of excess capacity have triggered a wave of lenders’ remorse. Capital has become very scarce, and some companies with otherwise reasonable prospects are struggling to complete their projects.

        The abrupt slowdown in capital spending in the tech and telecom worlds last fall triggered a slowdown in other parts of the economy. To some extent, fears of recession may have created a self-fulfilling prophecy. Consumer spending and housing have remained relatively strong, but if they soften, we may officially slip into recession. We don’t try very hard to figure out what the economy will do on a quarter-to-quarter basis, but the length and depth of the slowdown should not have much effect on our long-term results. Temporary dips in a company’s earnings do not usually affect the value of the underlying business, just as several interest rate increases by the Federal Reserve did not affect the business values of the banks we bought at bargain prices in 1999 and early 2000.

        There were very few changes to the portfolio during the second quarter. We added a new telecom stock, Sprint. We also added to several existing positions, especially Hilton, Park Place Entertainment, Citizens Communications and Liberty Media. We remain fairly concentrated in financial services, telecommunications, real estate and cable television. For those who would like more detail on some of our individual holdings, I would refer you to our March 31 report and other previous letters on our web site. (The stocks and the stories stay the same for long stretches around here.)

        Our game plan remains the same. We have limited our exposure to companies with heavily leveraged balance sheets and to banks with loans to marginal borrowers, because they can be vulnerable to permanent damage in a recession. Most of our companies have solid balance sheets and are growing at reasonable rates. Most are also generating excess cash that can be used to pay down debt, make acquisitions, or buy back stock. Finally, we continue to hold nearly 1/3 of the portfolio in cash and other liquid reserves.

Annual Shareholder Information Meeting

        On May 30, about 530 shareholders and friends braved torrential rains and joined us at the Marriott for our eighteenth annual shareholder meeting. There was no official business to conduct, but Rick, Tom and I answered shareholder questions for about an hour and a half. The subjects were varied. A new twist on the “succession planning” question was asked as, “What if a giant trout ate Wally?” My answer was that I had eaten trout almandine at Galatoire’s in New Orleans twice over Memorial Day weekend, placing considerable strain on my arteries, but that I was staying away from live trout of all sizes. Succession planning is, however, something the Board of Directors is concerned about and we talk about internally. There is nothing magic about what I do and there are others who could carry on without me.

        There were questions about the economy and the stock market; questions about our investment process and how it led us to some of our best (and worst) investment ideas; and questions about portfolio diversification and risk management. Our answers should not have shocked anybody, but hopefully we gave a little deeper answers than space allows in quarterly letters.

        There is also a perennial question about the difference between the Value Fund and Partners Value. The basic answer is that Partners Value Fund is meant for tax-paying investors, and I give more consideration to tax consequences in managing Partners Value. Value is meant for tax-exempt investors (retirement plans, charities, etc.) and I pay less attention to tax consequences in managing it. Over the years, the lines have blurred because (a) the portfolios have looked very much alike, (b) Partners Value has performed slightly better, attracting some tax-exempt investors, and (c) because of Partners Value’s higher minimum, many taxpayers have invested in Value. The higher minimum was a holdover from the days when Partners Value was a private partnership (1983-1993), but in the name of simplicity and consistency, we are lowering the minimum to $25,000 to bring it in line with the other funds.

        We are NOT making this change to encourage investors to transfer capital from Value to Partners. In fact, nearly all Value shareholders have unrealized gains in their accounts that would have to be realized if they sold Value to buy Partners. Please think twice before incurring a significant capital gains tax liability just to move to a very similar fund.

Next Year’s Meeting—Tuesday, May 28, 2002

        One thing that became clear at this year’s meeting is 530 people do not fit comfortably into the Marriott ballroom. Several people complained (gently) that they had trouble seeing and hearing the speakers. So, in 2002, we are going to move the meeting to the Walter Scott Conference Center on the South Campus of UNOmaha (65th and Pine, just north of the Aksarben grandstand). The meeting will be on May 28— please mark your calendars and note the new location.

        Thanks for being a great group of shareholders.

Sincerely, Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities
June 30, 2001
(Unaudited)

Shares
or units		Cost	Value

	COMMON STOCKS — 69.4%
	Auto Services — 0.2%
645,100	Insurance Auto Auctions, Inc.*†	$7,525,098	$9,966,795

	Banking — 10.6%
250,200	Astoria Financial Corp.	6,539,572	14,501,592
4,258,800	Golden State Bancorp, Inc.	74,233,238	131,171,040
2,911,200	Greenpoint Financial Corp.	66,276,545	111,790,080
367,300	Local Financial Corp.*	3,387,722	5,105,470
1,624,300	North Fork Bancorporation, Inc.	25,511,208	50,353,300
1,465,295	U.S. Bancorp	23,116,096	33,394,073
2,964,903	Washington Mutual, Inc.	49,107,440	111,332,108

		248,171,821	457,647,663

	Cable Television — 5.4%
4,350,633	Adelphia Communications Corp. CL A*	136,058,078	181,290,877
2,025,700	Insight Communications Co.*	28,482,432	52,566,915

		164,540,510	233,857,792

	Consumer Products and Services — 1.8%
811,900	American Classic Voyages Co.*	12,837,876	2,395,105
4,875	Lady Baltimore Foods, Inc. CL A*	227,781	230,344
3,470,600	Six Flags, Inc.*	62,375,401	73,021,424

		75,441,058	75,646,873

	Financial Services — 4.6%
585	Berkshire Hathaway, Inc. CL A*	25,010,024	40,599,000
66,917	Berkshire Hathaway, Inc. CL B*	129,904,212	153,909,100
2,835,500	Imperial Credit Industries, Inc.*†	37,083,542	3,260,825

		191,997,778	197,768,925

	Health Care — 0.1%
605,350	LabOne, Inc.*†	7,972,556	4,086,113

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Information and Data Processing — 0.0%
180,000	Intelligent Systems Corp.*	$380,869	$814,500

	Lodging and Gaming — 7.0%
842,100	Extended Stay America, Inc.*	6,247,884	12,631,500
10,646,300	Hilton Hotels Corp.	102,516,734	123,497,080
13,558,600	Park Place Entertainment Corp.*	126,357,234	164,059,060

		235,121,852	300,187,640

	Media and Entertainment — 7.2%
13,228,000	AT&T Corp. — Liberty Media Group A*	157,265,905	231,357,720
58,700	Daily Journal Corp.*	1,306,716	1,681,755
61,318	Gabelli Global Multimedia Trust, Inc.	551,391	641,999
2,179,300	Valassis Communications, Inc.*	47,706,014	78,018,940

		206,830,026	311,700,414

	Mortgage Banking — 2.8%
2,431,800	Countrywide Credit Industries, Inc.	67,466,217	111,570,984
1,353,400	Resource Bancshares Mtg. Grp., Inc.†	17,832,497	10,015,160

		85,298,714	121,586,144

	Printing Services — 0.5%
4,518,600	Mail-Well, Inc.*†	43,862,020	19,204,050

	Real Estate and Construction — 2.2%
3,793,000	Catellus Development Corp.*	49,420,360	66,187,850
545,600	Forest City Enterprises, Inc. CL A	11,075,278	30,008,000

		60,495,638	96,195,850

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Real Estate Investment Trusts — 7.9%
2,360,000	Archstone Communities Trust	$54,988,000	$60,840,800
1,571,500	Capital Automotive REIT†	20,720,978	27,108,375
359,800	Charles E. Smith Residential Realty, Inc.	16,514,805	18,043,970
1,337,980	Fortress Investment Corp.†	23,904,479	18,731,720
301,300	Hanover Capital Mortgage Holdings, Inc.†	3,265,468	2,109,100
62,805	Healthcare Financial Partners Units**	6,264,799	5,124,888
13,725,700	Host Marriott Corp.†	123,808,283	171,845,764
475,000	NovaStar Financial, Inc.*†	7,282,611	3,866,500
1,440,517	Redwood Trust, Inc.†	31,805,180	32,771,762

		288,554,603	340,442,879

	Restaurants — 0.4%
661,500	Papa John’s International, Inc.*	14,395,438	16,425,045

	Retail Discount — 1.1%
3,345,000	Big Lots, Inc.*	47,723,929	45,759,600

	Satellite Services — 0.1%
726,200	Orbital Sciences Corp.*	9,486,514	2,817,656

	Telecommunications — 15.9%
2,110,000	Alltel Corp.	113,813,131	129,258,600
7,958,000	AT&T Corp.	178,832,822	175,076,000
929,000	Centennial Communications Corp.*	3,721,762	12,253,510
13,714,500	Citizens Communications Co.*	157,682,090	164,985,435
456,600	Corecomm, Ltd.*	105,018	82,188
1,638,000	Sprint Corp.	31,122,000	34,987,680
1,532,400	Telephone and Data Systems, Inc.	79,665,657	166,648,500
38,100	United States Cellular Corp.*	1,794,528	2,196,465

		566,737,008	685,488,378

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Utilities — 1.6%
3,106,200	Western Resources, Inc.	$69,492,344	$66,783,300

	Total Common Stocks	2,324,027,776	2,986,379,617

	CONVERTIBLE PREFERRED STOCKS — 0.4%
2,100,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative†	13,901,838	17,094,000

	NON-CONVERTIBLE PREFERRED STOCKS — 0.1%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	651,000	724,500
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	207,000
34,000	RB Asset, Inc. 15.0% Pfd. Series A	845,750	510,000

	Total Non-Convertible Preferred Stocks	2,141,750	1,441,500

Face
amount

	CORPORATE BONDS — 0.1%
$4,500,000	USA Networks, Inc. 7.0% 7/01/03	4,454,928	4,651,875
750,000	Local Financial Corp. 11.0% 9/08/04	750,000	753,750

	Total Corporate Bonds	5,204,928	5,405,625

	U.S. GOVERNMENT AND AGENCY SECURITIES — 0.8%
25,000,000	Fannie Mae 5.88% 3/25/04	25,000,000	25,208,125
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,068,631
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,744	1,038,049
6,000,000	Fannie Mae 6.56% 11/26/07	6,000,000	6,087,714

	Total U.S. Government and Agency Securities	35,000,744	35,402,519

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Face
amount		Cost	Value

	SHORT-TERM SECURITIES — 28.5%
$99,554,333	Wells Fargo Government Money Market Fund	$99,554,333	$99,554,333
125,000,000	Fannie Mae Discount Notes due 7/05/01 to 8/23/01	124,596,365	124,619,750
120,000,000	Freddie Mac Discount Notes due 7/06/01 to 8/03/01	119,753,487	119,794,440
138,000,000	Federal Home Loan Bank Discount Notes due 7/11/01 to 8/31/01	137,625,500	137,659,818
749,000,000	U.S. Treasury Bills due 7/19/01 to 12/20/01	745,414,164	745,625,565

	Total Short-Term Securities	1,226,943,849	1,227,253,906

	Total Investments in Securities	$3,607,220,885	4,272,977,167

	Covered Call Options Written at Market Value — 0.0%		(416,000)
	Other Assets in Excess of Liabilities — 0.7%		31,179,227

	Total Net Assets — 100%		$4,303,740,394

	Net Asset Value Per Share		$36.29

No. of		Expiration date/
contracts		Strike price	Value

	COVERED CALL OPTIONS WRITTEN
800	Astoria Financial Corp.	July 2001/55	$(296,000)
3,000	Countrywide Credit Industries, Inc.	July 2001/50	(120,000)

	Total Call Options Written (premiums received $2,361,021)		$(416,000)

*   Non-income producing

**	Each unit, which is restricted as to sale, consists of five shares of common stock.

†   Non-controlled affiliate

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